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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     MARCH 1, 2001


                          SPECIALTY LABORATORIES, INC.
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               (Exact name of registrant as specified in charter)


       CALIFORNIA                     001-16217                 95-2961036
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(State or other jurisdiction         (Commission               (IRS Employer
   of incorporation)                 File Number)            Identification No.)


2211 MICHIGAN AVENUE, SANTA MONICA, CALIFORNIA                             90404
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code       (310) 828-6543



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         (Former name or former address, if changed since last report.)



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ITEM 5    OTHER EVENTS

          On March 1, 2001, Specialty Laboratories, Inc. (the "Registrant") elected John C. Kane to its Board of Directors. A copy of the press release issued by the Registrant on March 1, 2001 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7                        FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS            The following document is filed as an exhibit
                              to this report:

          99.1                Press Release dated March 1, 2001.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              Specialty Laboratories, Inc.



Date:  March 9, 2001                          By: /s/ FRANK J. SPINA
                                                    ----------------------------
                                                      Frank J. Spina,
                                                      Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBITS         The following document is filed as an exhibit to this report:

99.1             Press Release dated March 1, 2001.